EXHIBIT 10.40

                               INDEMNITY AGREEMENT

     This Indemnity Agreement ("Agreement"), made as of ______________, 199__, by and between Triton Energy Limited, a Cayman Islands company (the "Company"), and __________________, a director and/or officer of the Company ("Indemnitee"),

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available; and

     WHEREAS, service as a director or officer of a company, particularly a company the securities of which are publicly held, may subject a person to substantial litigation and other risks; and

     WHEREAS, it is now and has always been the express policy of the Company to indemnify its directors and officers so as to provide to them the maximum protection permitted by law; and

     WHEREAS, Indemnitee considers that the protection available under the Company's Articles of Association may not be adequate in the present circumstances and the Company desires to ensure that Indemnitee serve or continue to serve the Company as a director or officer;

     NOW,  THEREFORE,  the  Company  and  Indemnitee  hereby  agree  as follows:

     1. Agreement to Serve. Indemnitee agrees to serve or continue to serve as a director and/or officer of the Company until his or her death, or his or her resignation or removal from office, or the election or appointment and qualification of his or her successor, whichever shall first occur.

     2.     Definitions.  As  used  in  this  Agreement:

     (a) The term "Proceeding" shall include any threatened, pending or completed, claim, action, suit or proceeding, whether of a civil, criminal, administrative or investigative nature (including all appeals therefrom) (including, without limitation, any such claim, action, suit or proceeding by or in the right of the Company), in which Indemnitee may be or may have been or may be threatened to be made to become involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of, or his acting in any other capacity for or on behalf of the Company (including his serving as an officer of or director of any direct or indirect subsidiaries of the Company or for, on behalf of or at the request of the Company as a director, officer, employee or agent of another corporation, company, partnership, joint venture, limited liability company, joint operating company, trust or other enterprise, or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company), or by reason of anything actually or allegedly done or not done by Indemnitee in any such capacity, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

     (b) The term "Expenses" shall include, without limitation thereto, all costs, expenses and obligations (including by way of example and not by way of limitation attorneys' fees, court costs, travel expenses and fees of experts) incurred or paid in connection with (i) investigating, defending, being a witness in or otherwise participating in, or preparing to defend, be a witness in or participate in any Proceeding, (ii) establishing Indemnitee's right to indemnification under this Agreement and (iii) obtaining recovery under any directors' and officers' liability or similar insurance policy or policies purchased or maintained at any time by the Company. Without limiting in any way the rights of Indemnitee hereunder or under the Company's Articles of Association, the term Expenses is intended expressly to include the fees and expenses of counsel of Indemnitee's own choosing (i) in the event a change of control of the Company shall have occurred and/or (ii) where the named parties to any Proceeding include both Indemnitee and the Company and Indemnitee has been advised by Indemnitee's counsel that there may be one or more legal defenses available to Indemnitee that are different from or additional to those available to the Company (in which case, however, the Company shall not, in connection with any one Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnitee (provided that if such Proceeding is brought in a jurisdiction other than the State of Texas the Company shall also provide for the fees and expenses of local counsel in such jurisdiction), which firm(s) shall be designated in writing by Indemnitee).

     (c) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee, or agent of the Company, including at the request of the Board of Directors or another officer of the Company, that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who is determined to have acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "he reasonably believed to be in or not opposed to the best interests of the Company" for purposes of this Agreement.

     (d) A "change in control of the Company" shall mean the occurrence of any of the following events: (i) there shall be consummated (x) any merger, amalgamation or consolidation of the Company pursuant to which the Company's Ordinary Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Ordinary Shares immediately prior to the merger have the same proportionate ownership of common stock or ordinary shares of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company, (ii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, (iii) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the Securities Exchange Act of 1934, as amended (the "1934 Act)) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company or any successor of the Company or any subsidiary of the Company or any employee benefit plan of the Company or any subsidiary (including such plan's trustee), becomes, without the prior approval of the Board of Directors of the Company (the "Board"), a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 25.0% or more of the Company's then outstanding securities having the right to vote in the election of directors of the Company, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors of the Company, unless the election, or the nomination for election, by the Company's shareholders, of each new director of the Company was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of the period.

     3. Indemnity in Third Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is or was a party to, or is or was threatened to be made a party to, or is otherwise involved in any manner (as a witness or otherwise) in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor in which Indemnitee is a party defendant) against any and all Expenses, and any and all judgments, fines and penalties entered or assessed against Indemnitee and any and all amounts reasonably paid or payable in settlement by Indemnitee, in connection with such Proceeding, but only if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, in addition, had no reasonable cause to believe that his conduct was unlawful.

     4. Indemnity in Proceedings By or In the Right of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this
Section 4 if and to the extent that Indemnitee is a party to, or is or was threatened to be made a party to, or is otherwise involved in any manner (as a witness or otherwise) in any Proceeding by or in the right of the Company to procure a judgment in its favor in which Indemnitee is a party defendant, against any and all Expenses, but only if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable to the Company unless, and only to the extent that, any court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as such court shall deem proper.

     5. Indemnification of Expenses of Successful Party; No Adverse Presumption. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith. The termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption for purposes of any provision of this Agreement that Indemnitee did not act in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

     6. Advances of Expenses. The Expenses incurred by Indemnitee in connection with any Proceeding shall be paid by the Company in advance of a final disposition of such Proceeding, promptly upon the written request of Indemnitee, if Indemnitee shall undertake in writing (without the need for security therefor) to repay such amount if and to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification for such Expenses.

     7. Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application. Without limiting Indemnitee's rights, and the Company's obligations, under Section 6, any indemnification under Sections 3 and/or 4 shall be made or paid by the Company no later than 30 days after receipt by the Company of the written request of Indemnitee therefor, unless a determination is made within such 30-day period by (i) the Board of Directors of the Company by a vote of an affirmative majority of directors who are not and were not parties to such Proceedings, or (ii) if at least a majority of the directors are or were parties to such Proceedings, then by independent legal counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) in a written opinion that Indemnitee has not met the relevant standards for indemnification set forth in Sections 3 and/or 4 (in the case of (i) or (ii), referred to herein as the "Reviewing Party"). The burden of proving that indemnification is not appropriate shall be on the Company. Indemnitee's expenses reasonably incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Company regardless of the outcome of such process.

     8. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed exclusive of and shall be in addition to any other rights to which Indemnitee may be entitled under the laws of the Cayman Islands, the Articles of Association of the Company or any other company, the certificate or articles of incorporation of any other entity, any other agreement, any and all insurance policies, any vote of stockholders or disinterested directors, or otherwise, either as to action in his or her official capacity or as to action in another capacity. To the extent that Indemnitee otherwise would have any greater right to indemnification from the Company, whether under the laws of the Cayman Islands or the Articles of Association of the Company as in effect on the date hereof or otherwise, Indemnitee will be deemed to have such greater right hereunder, and to the extent that any change is made to the laws of the Cayman Islands and/or the Articles of Association of the Company which permits any greater right to indemnification than that provided by this Agreement as of the date hereof, Indemnitee will be deemed to have such greater right hereunder.

     The rights to indemnification and advancement of expenses under this Agreement shall continue as to Indemnitee even though he or she may have ceased to be a director or officer or to serve in any capacity the Company or any other enterprise and shall inure to the benefit of the heirs, executors, administrators and personal representatives of Indemnitee.

     9. Partial Indemnification. In the event that Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion but less than the entire amount of any Expenses, judgments, fines, penalties and/or amounts paid or payable in settlement, the Company shall fully indemnify Indemnitee in accordance with this Agreement for such portion of such Expenses, judgments, fines, penalties and/or amounts paid in settlement.

     10.     Contribution.

          (a)  Contribution  Payment. To the extent the indemnification provided
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for  under  any  provision  of  this  Agreement  is  determined  (in  the manner hereinabove provided) not to be permitted under applicable law, the Company, in lieu of indemnifying Indemnitee, shall, to the extent permitted by law, contribute to the amount of any and all Expenses incurred or paid by Indemnitee for which such indemnification is not permitted. The amount the Company contributes shall be in such proportion as is appropriate to reflect the relative fault of Indemnitee, on the one hand, and of the Company and any and all other parties (collectively, including the Company, the "Third Parties"), on the other hand.

          (b)  Relative  Fault.  The relative fault of the Third Parties and the
               ---------------
Indemnitee shall be determined (1) by reference to the relative fault of Indemnitee as determined by a court or other governmental agency or (2) to the extent such court or other governmental agency does not apportion relative fault, by the Reviewing Party after giving effect to, among other things, the relative intent, knowledge, access to information, and opportunity to prevent or correct the relevant events, of each party, and other relevant equitable considerations. The Company and Indemnitee agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 10(b).

     11. Subrogation. In the event that the Company provides any indemnification or makes any payment to Indemnitee in respect of any matter in respect of which indemnification or the advancement of expenses is provided for herein, the Company shall be subrogated to the extent of such indemnification or other payment to all of the related rights of recovery of Indemnitee against other persons or entities. Indemnitee shall execute all papers reasonably required and shall do everything that may be reasonably necessary to secure such rights and enable the Company effectively to bring suit to enforce such rights (with all of Indemnitee's reasonable costs and expenses, including attorneys' fees and disbursements, to be reimbursed by or, at the option of Indemnitee, advanced by the Company).

     12. No Duplication of Payments. The Company shall not be obligated under this Agreement to provide any indemnification or make any payment to which Indemnitee is otherwise entitled hereunder to the extent, but only to the extent, that such indemnification or payment hereunder would be duplicative of any amount actually received by Indemnitee pursuant to any insurance policy, the laws of the Cayman Islands, the Articles of Association or otherwise.

     13. Saving Clause. If any provision of this Agreement or the application of any provision hereof to any circumstance is held illegal, invalid or otherwise unenforceable, the remainder of this Agreement and the application of such provision to any other circumstance shall not be affected, and the provision so held to be illegal, invalid or otherwise unenforceable shall be reformed to the extent (but only to the extent) necessary to make it legal, valid and enforceable.

     14. Notice. Indemnitee shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnification will or could be sought under this Agreement, provided, however, that any failure to give such notice to the Company will not relieve the Company from its obligations hereunder unless, and only to the extent that, such failure results in the forfeiture of substantial rights and defenses. Notice to the Company shall be directed to the Company (to the attention of the Chief Executive Officer, with a copy to the General Counsel) at its principal executive office or such other address as the Company shall designate in writing to Indemnitee. Notice shall be deemed received when hand delivered or dispatched by electronic facsimile transmission, or three calendar days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or one business day after having been sent for next-day delivery by a nationally recognized overnight courier. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and shall be within Indemnitee's power.

     15. Successors. This Agreement shall be binding upon the Indemnitee and his or her spouse, heirs and personal representatives and the Company and its successors, including without limitation any person acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, amalgamation, continuation, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the "Company" for purposes of this Agreement), but will not otherwise be assignable, transferable or delegatable by the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, amalgamation, continuation, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, to assume and agree in writing to perform this Agreement, expressly for the benefit of Indemnitee, in the same manner and to the same extent the Company would be required to perform if no such succession had taken place.

     16. Consent to Jurisdiction. The Company hereby irrevocably submits to the jurisdiction of any Texas State or Federal court sitting in the Northern District of Texas over any action or proceeding arising out of or relating to this Agreement and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court.

     17. Counterparts. This Agreement may be executed in any number of counterparts, and upon the execution hereof by all parties hereto, in counterparts or otherwise, each executed counterpart shall constitute an original.

     18. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE CAYMAN ISLANDS.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   TRITON  ENERGY  LIMITED



                                   By  _______________________________


                                        INDEMNITEE


                                       _______________________________